UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 11, 2014 (February 10, 2014)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Damastown, Mulhuddart

Dublin 15, Ireland

(Address of principal executive offices)

+353 (1) 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

The Offer and the Merger

On February 10, 2014, Mallinckrodt plc, an Irish public limited company (the “Company” or “Mallinckrodt”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Madison Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”), and Cadence Pharmaceuticals, Inc., a Delaware corporation (“Cadence”), pursuant to which Merger Sub will, on the terms and subject to the conditions set forth therein, commence a tender offer (the “Offer”) on or before February 26, 2014 but in no event earlier than February 19, 2014, to acquire all of the outstanding shares of common stock, $0.0001 par value per share, of Cadence at a purchase price of $14.00 per share in cash (the “Offer Price”), subject to any required withholding of taxes and without interest, and, following the completion of the Offer merge with and into Cadence (the “Merger”), with Cadence surviving the Merger as an indirect wholly owned subsidiary of the Company. The Merger will be governed by Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder vote required to consummate the Merger. At the effective time of the Merger, each outstanding share of Cadence common stock, other than shares owned by stockholders who have validly exercised their appraisal rights under Delaware law and shares owned by the Company, Merger Sub, any subsidiary of the Company or held in Cadence’s treasury (which shares will be cancelled), will be converted into the right to receive cash in an amount equal to the Offer Price, subject to any required withholding of taxes and without interest.

Treatment of Cadence Equity Awards

Effective as of immediately prior to the effective time of the Merger, each outstanding Cadence stock option will fully vest and automatically be cancelled and terminated, and converted into the right to receive an amount in cash, without interest and less the amount of any tax withholding, equal to the product of the number of shares of Cadence common stock subject to such option multiplied by the excess, if any, of the Offer Price over the exercise price per share of such option. In addition, effective as of immediately prior to the effective time of the Merger, each outstanding Cadence restricted stock unit other than any Cadence restricted stock unit issued or awarded on or after January 1, 2014 (collectively, the “Specified RSUs”) will fully vest and the restrictions thereon will lapse, and such restricted stock unit will be cancelled and converted into the right to receive an amount in cash, without interest and less the amount of any tax withholding, equal to the product of the Offer Price multiplied by the number of shares of Cadence common stock subject to such restricted stock unit. Each Specified RSU will, at the effective time of the Merger, be cancelled and converted into an award (a “Converted Award”) representing the right to receive an amount in cash from the surviving corporation in the Merger equal to the product of the Offer Price multiplied by the number of shares of Cadence common stock subject to such Specified RSU. The Converted Award will continue to vest and be settled in cash in accordance with the terms of the applicable Specified RSU award agreement, subject to accelerated vesting in the event the holder of the Converted Award is terminated in a manner giving rise to severance benefits under the severance plan or agreement applicable to the holder (as in effect on the date of grant).

Conditions to the Offer and the Merger

Merger Sub’s obligation to accept shares tendered in the Offer is subject to customary conditions, including, among other things, (i) the absence of a termination of the Merger Agreement in accordance with its terms, (ii) that the number of shares of Cadence common stock validly tendered in accordance with the terms of the Offer and not validly withdrawn equal, when added to any shares owned by the Company or Merger Sub, at least one more share than one-half of the outstanding shares of Cadence common stock, (iii) the expiration or early termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Condition”), (iv) that no governmental authority shall have enacted any law or order which makes the Offer or the Merger illegal or otherwise prohibits the consummation of the Offer or the Merger, (v) the absence of certain material adverse effects and (vi) the delivery of certain financial information.

The Merger is subject to the following closing conditions: (x) Merger Sub must have accepted for payment all shares validly tendered and not validly withdrawn pursuant to the Offer and (y) no governmental authority having enacted any law or order which makes the Merger illegal or otherwise prohibits the consummation of the Merger.

Representations and Warranties; Covenants

Cadence has made customary representations and warranties to Mallinckrodt and Merger Sub in the Merger Agreement. Cadence has also agreed to customary covenants, including, among other things, covenants (i) not to solicit alternative proposals from third parties for a transaction with respect to Cadence and (ii) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger.

Each of Mallinckrodt and Merger Sub has made customary representations and warranties to Cadence in the Merger Agreement. In addition, the Merger Agreement contains customary covenants of Mallinckrodt and Merger Sub, including, among other things, a covenant of Mallinckrodt to use its reasonable best efforts to obtain the proceeds of the debt financing required to consummate the transactions.

Termination and Termination Fees

The Merger Agreement contains customary termination rights for both Mallinckrodt and Cadence, including, among others, for failure to consummate the Offer on or before June 10, 2014 (which date may be extended to August 10, 2014 if the HSR Condition is not satisfied by such date and, if both the Company and Cadence mutually agree (acting reasonably), such date may be further extended to September 10, 2014).

Upon termination of the Merger Agreement under specified circumstances, including a termination by Cadence to enter into an agreement for an alternative transaction that constitutes a “superior proposal” (as defined in the Merger Agreement), Cadence has agreed to pay Mallinckrodt a termination fee of $20.2 million.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Mallinckrodt, Merger Sub or Cadence, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer or the Merger. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by a confidential disclosure schedule delivered by Cadence to the Company in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2014, Mallinckrodt and Cadence issued a joint press release announcing the execution of the Merger Agreement described above. A copy of the press release is furnished as Exhibit 99.2 hereto.

Also on February 11, 2014, Mallinckrodt gave an investor presentation regarding the proposed acquisition of Cadence. A copy of the presentation is furnished as Exhibit 99.3 hereto.

Item 8.01.	Other Events.

Tender and Support Agreement

In connection with the execution of the Merger Agreement, certain stockholders of Cadence (collectively, the “Stockholders”) have entered into a Tender and Support Agreement, dated as of February 10, 2014, with the Company and Merger Sub (the “Support Agreement”). Subject to the terms and conditions of the Support Agreement, the Stockholders agreed, among other things, to tender Cadence shares (representing in the aggregate approximately 13% of Cadence’s total outstanding shares after the net exercise of all warrants by the Stockholders) into the Offer, and, subject to certain exceptions, not to transfer their shares that are subject to the Support Agreement. The Support Agreement will terminate with respect to a Stockholder upon the first to occur of (i) the valid termination of the Merger Agreement, (ii) the completion of the Merger, (iii) entry into an amendment or modification of the Merger Agreement or any waiver of Cadence’s rights under the Merger Agreement, in each case that results in a decrease in the Offer Price or (iv) mutual written consent of the Company and such Stockholder.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Commitment Letter

In connection with the Merger Agreement, the Company entered into a debt commitment letter, dated as of February 10, 2014 (the “Commitment Letter”), with Deutsche Bank AG New York Branch (“DBNY”) and Deutsche Bank Securities Inc., pursuant to which, among other things, DBNY has committed to provide, subject to the terms and conditions of the Commitment Letter, $1.3 billion of term loans and a $250 million revolving credit facility.

Additional Information and Where to Find It

The tender offer for the outstanding shares of Cadence referenced in this current report on Form 8-K has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Mallinckrodt and Merger Sub will file with the Securities and Exchange Commission (“SEC”). At the time the tender offer is commenced, Mallinckrodt and Merger Sub will file tender offer materials on Schedule TO, and thereafter Cadence will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF SHARES OF CADENCE COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF CADENCE COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of Cadence common stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies of the tender offer materials may be obtained for free by contacting Mallinckrodt plc at 675 James S. McDonnell Blvd, Hazelwood, MO 63042, Attention: John Moten, Vice President Investor Relations, (314) 654-6650. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Cadence and Mallinckrodt file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Cadence or Mallinckrodt at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Cadence’s and Mallinckrodt’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s website at www.sec.gov.

Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the federal securities laws, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things:

•	general economic conditions and conditions affecting the industries in which Mallinckrodt and Cadence operate;

•	the commercial success of OFIRMEV;

•	Mallinckrodt’s and Cadence’s ability to protect intellectual property rights;

•	the uncertainty of the satisfaction of the HSR Condition;

•	the parties’ ability to satisfy the Offer and Merger Agreement conditions and consummate the Offer and the Merger on the anticipated timeline or at all;

•	the availability of financing, including the financing contemplated by the Commitment Letter, on anticipated terms or at all;

•	Mallinckrodt’s ability to successfully integrate Cadence’s operations and employees with Mallinckrodt’s existing business;

•	the ability to realize anticipated growth, synergies and cost savings;

•	Cadence’s performance and maintenance of important business relationships

•	Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration;

•	Mallinckrodt’s ability to obtain and/or timely transport molybdenum-99 to our technetium-99m generator production facilities;

•	customer concentration;

•	cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations;

•	Mallinckrodt’s ability to successfully develop or commercialize new products;

•	competition;

•	Mallinckrodt’s ability to integrate acquisitions of technology, products and businesses generally;

•	product liability losses and other litigation liability;

•	the reimbursement practices of a small number of large public or private issuers;

•	complex reporting and payment obligation under healthcare rebate programs;

•	changes in laws and regulations;

•	conducting business internationally;

•	foreign exchange rates;

•	material health, safety and environmental liabilities;

•	litigation and violations;

•	information technology infrastructure; and

•	restructuring activities.

Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Mallinckrodt’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended December 27, 2013, as well as Cadence’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013. The forward-looking statements made herein speak only as of the date hereof and none of Mallinckrodt, Cadence or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 10, 2014, by and among Mallinckrodt plc, Madison Merger Sub, Inc. and Cadence Pharmaceuticals, Inc.

99.1	Tender and Support Agreement, dated as of February 10, 2014, by and among Mallinckrodt plc, Madison Merger Sub, Inc. and each of the persons set forth on Schedule A thereto.

99.2	Press Release, dated February 11, 2014.

99.3	Presentation of Mallinckrodt plc – Acquisition of Cadence Pharmaceuticals, Inc., dated February 11, 2014.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2014

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Peter G. Edwards
Name: Peter G. Edwards Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 10, 2014, by and among Mallinckrodt plc, Madison Merger Sub, Inc. and Cadence Pharmaceuticals, Inc.

99.1	Tender and Support Agreement, dated as of February 10, 2014, by and among Mallinckrodt plc, Madison Merger Sub, Inc. and each of the persons set forth on Schedule A thereto.

99.2	Press Release, dated February 11, 2014.

99.3	Presentation of Mallinckrodt plc – Acquisition of Cadence Pharmaceuticals, Inc., dated February 11, 2014.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.